UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 23, 2010

ELEPHANT TALK COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA	95-4557538
(State or other jurisdiction of	(I.R.S. employer identification no.)
incorporation or organization)

19103 Centre Rose Boulevard
 Lutz, FL 33558
 United States
(Address of principal executive offices)

+ 1 813 926 8920
(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed by Elephant Talk Communications, Inc., a California corporation (the “Registrant”), in connection with the items described below.  It amends that certain Current Report on Form 8-K, dated March 23, 2010 that was filed by the Registrant with the Commission to include information about ValidSoft Limited and the financial statements and pro forma financials to be presented.

Item 2.01 Completion of Acquisition or Disposition of Assets

Acquisition of ValidSoft Limited

On November 2, 2009, the Registrant entered into a Heads of Terms Agreement (the “HOT Agreement”) to acquire one hundred percent of the outstanding shares in ValidSoft Limited (herein referred to as the “Company”). As part of the ValidSoft acquisition the Registrant entered into two Sale and Purchase Agreements (each an “SPA” and, collectively, the “SPAs”) with the shareholders of ValidSoft Limited (“ValidSoft”), a company organized under the laws of the Republic of Ireland. The entry into the SPAs follows the parties’ execution of the earlier mentioned HOT Agreement. The dual SPAs were entered into because one SPA, entered into with shareholder Enterprise Ireland, an Irish agency, is to be governed by Irish law while the remaining shareholders entered into the other SPA, governed by New York law.  Except with respect to the choice of governing law, the SPAs are substantially the same.  On March 17, 2010, the Registrant completed the acquisition with ValidSoft. The acquisition will be effective as of April 1, 2010.

About ValidSoft Limited

ValidSoft provides telecommunications based credit card fraud identification and detection solutions combined with fully automated customer service resolution capability through the products described below.

ValidSoft Ltd: customized mobile solution for credit card fraud prevention

Validsoft provides strong authentication and transaction verification capabilities, which allow organizations to quickly implement solutions that protect against the latest forms of credit and debit card fraud, on-line transaction and identity theft.

ValidSoft  - Fraud Prevention and Security Software Solutions

ValidSoft, as a software engineering company, has made significant investments in intellectual property in processes and software pertaining to Intelligent Identity & Transaction Verification, and is considered to have developed thought leadership in countering electronic fraud. The essence of the ValidSoft product suite is in providing Card-(not) Present fraud prevention, on-line Banking fraud prevention, Strong Mutual Authentication (multi-channel), Transaction Verification (Out of Band – OOB), Identity Verification and Non-Repudiation.

The main components of the VALid® product suite are:

▪           VALid-IVR is the Real-Time Interactive Voice Response (IVR) Internet, Phone Banking and Call Center mutual authentication and transaction verification solution providing a holistic multi-channel approach to fraud prevention. VALid-IVR provides outbound and inbound telephony all with configurable Transaction Verification. VALid-IVR integrates with Text-To-Speech (TTS), Speech Recognition and Voice Biometrics functionality, providing a seamless and intuitive customer experience while delivering the most secure and functionally rich authentication capability available.

▪           VALid-SMS is the Store-and-Forward based protocol that provides Standard, Premium and Flash based messages, all with configurable Transaction Verification. Though SMS does not provide the multi-channel capability and real-time conversational functionality of voice services, it is a simple delivery mechanism for alerts, OTP’s (One Time Passcodes) and lower priority messages, and provides a migration path strategy for organizations wishing to extend their existing SMS based solutions.

▪           VALid-SVP stands for Speaker Verification Platform and is the biometric voice verification capability of the VALid® platform. The VALid-SVP solution is based on a completely modular, plug-in based architecture that allows organizations to integrate their existing or preferred biometric engines into the VALid® framework. VALid-SVP supports text-dependent, text-independent and conversational voice verification models, all deliverable over multiple electronic channels. ValidSoft’s own biometric voice verification engine is based on Alize, a state-of-the-art speaker verification platform developed in the European Union.

▪           VALid-TDS is the Transaction Data Signing capability of VALid®, crucial in the provision of Non-Repudiation for Internet based financial transactions. VALid-TDS cryptographically ties the One Time Passcode (OTP) to the underlying transaction, as distinct to a randomly generated OTP. This enables the underlying transaction detail to be determined through the code, critical in proving or disproving transaction repudiation.  VALid-TDS also interoperates with external tamper evident stores, storing the encrypted transaction data, authentication details and real-time call recording for further use in Non-Repudiation.

▪           VALid-POS® is the Card-Present fraud prevention solution from ValidSoft. VALid-POS® targets one of the fastest growing fraud threats; card skimming. VALid-POS® combines the functionality of VALid’s real-time Out-of-Band transaction verification capability with proximity based mathematical models that assists banks in determining whether the genuine customer is conducting the card-based transaction. Where in doubt, VALid® can contact the customer and resolve the potential threat in real-time, providing massive advantages to bank and their customers alike.

▪           VALid-ARM stands for Advanced Risk Management and provides organizations with a suite of tools to enhance their fraud prevention capability and increase the effectiveness of their risk management function. Included within VALid-ARM is the Risk Adjusted Rules Engine (RARE), real-time alerting, Panic-PIN, advanced voice analysis techniques such as voice pattern analysis and VALid’s proximity correlation tool VALid-POS.

▪           VALid-TTS - The pluggable Text-to-Speech option that can run in parallel with a WAV based voice service or replace it completely. VALid-TTS enables organizations to apply Transaction Integrity Verification (TIV) to totally dynamic data such as individual or company names and address information.  A classic example of a manual transaction that could be enabled for the web is an Address Change, where VALid-TTS would be used to perform the TIV function on the actual address detail.

▪           VALid-VPN - The Virtual Private Network client that allows users to gain secure remote access to an organization’s protected network. Remote network access is becoming a greater issue for many organizations through the growth of home working, remote workers, extended enterprise and disaster recovery and business disruption planning. VALid-VPN supports most of the major remote access solution providers, including Citrix, Juniper, Checkpoint and Cisco.  The VALid-VPN solution has been designing as a generic solution enabling simple, low-cost integration into additional remote access technologies and providers, should this be necessary.

▪           VALid-ISA - VALid’s ISA integration provides secure access to applications accessed through ISA, e.g. Microsoft OWA. Currently many companies disallow remote access to ISA hosted applications (e.g. OWA) due to security concerns. VALid-ISA solves this problem and, through its zero client-footprint model, enables instant wide scale distribution.  VALid-ISA also enables one secure point of access to any number of web based application sitting behind ISA.

▪           VALid-FOB (Disconnected Model) – The mobile phone or PDA based VALid® client option for customers who may not have regular access to a telecommunications signal, either mobile or landline, but who do have access to the Internet. VALid-FOB is a J2ME (Java) based application that can be downloaded to the mobile phone or PDA and be used to provide Authentication, Mutual Authentication and Transaction Data Signing functions in contingency situations.

Customized Mobile Solutions – ValidSoft Fraud prevention and security solutions

The essence of the ValidSoft product suite is in providing:

▪           Card-Present fraud prevention and resolution – Card Skimming is one of the fastest growing fraud threats. In the UK, this type of fraud in 2007 accounted for over half a billion pounds, and in the US, a leading research company is predicting that the cost of plastic card fraud will rise from 25 basis points to over 150 basis points over the next 12 to 18 months. VALid-POS combines the functionality of VALid’s real-time Out-of-Band transaction verification capability with proximity based mathematical models that assists Issuing Banks in determining whether the genuine customer is conducting the card-based transaction.  Where in doubt, VALid® can contact the customer and resolve the potential threat in real-time.

▪           Card-not-Present fraud prevention and resolution – Card-not-Present fraud, i.e. fraud associated with online retailing, is a significant problem worldwide. The vast majority of this type of fraud involves the use of card details that have been fraudulently obtained through methods such as skimming, data hacking or through unsolicited emails or telephone calls. The card details are then used to make fraudulent card-not-present transactions, most commonly via the Internet. As the number of Internet retailers has grown, fraudsters have increasingly targeted the online shopping environment. The global cost of this type of fraud is estimated at over $5 billion globally. VALid-POS combines the functionality of VALid’s real-time Out-of-Band transaction verification capability with proximity based mathematical models that assists retail providers in determining whether the genuine customer is conducting the online transaction. Where in doubt, VALid® can contact the customer and resolve the potential threat in real-time.

▪           Online Banking fraud prevention – Online banking fraud is a significant threat to the take-up of online banking worldwide. Fears concerning the safety of this type of banking transactions prevent banks from realizing the massive cost savings provided by self-service online banking. Globally less than 50% of internet users bank online and security fears remain the primary inhibitor of take-up.  VALid’s real-time Out-of-Band strong mutual authentication and real-time transaction verification enables the bank to apply a real-time dynamic rules engine to identify anomalies and to contact the customer and verify the transaction in real-time.

▪           Strong Mutual Authentication (multi-channel) – the need for the customer to know that the bank is genuine is just as important as the need for the bank to know that it is transacting with the genuine customer - this is essential in terms of fostering consumer confidence, the lack of which is the single most significant deterrent in terms of the adoption of online commerce. This is termed “Mutual Authentication” and VALid® has one of the most intuitive and strongest forms of Mutual Authentication available.

▪           Transaction Verification (Out-of-Band – OOB) – even if both parties to a transaction are genuine there is no guarantee that the transaction will not be corrupted. A “Man-in-the-Middle” or “Man-in-the-Browser” attack will succeed no matter how strong the authentication process. Therefore banks need Transaction Verification. Most banks monitor transactions to identify anomalies. When an exception is detected, banks for the most part rely on a manual process of contacting the customer by phone to verify the legitimacy of the transaction – this is expensive and also prone to security risk itself as the customer is forced to reveal security credentials to unknown third parties. VALid® addresses this issue since it has the ability to verify the integrity of transactions in real-time and in a totally automated manner over a separate telecommunications channel. Real-time OOB Transaction Verification is regarded by Gartner as the only effective way to protect the integrity of a transaction carried out on the Internet.

▪           Identity Verification – In mass market and extranet situations, service providers are struggling to find a solution that does not require the distribution of hardware devices yet provides strong authentication and transaction verification in a cost effective and convenient manner. It is likely that going forward service providers will be expected to comply with increasing regulation in this area. ValidSoft, through its telephony based architecture enables service providers to implement the strongest form of mutual authentication and transaction verification available. Designed specifically for mass markets and extranet situations, VALid® combines ease-of-use, cost effectiveness and strong security, from challenge response up to and including conversational voice biometrics, to ensure that service providers can verify to non-repudiation level if required, the verification of identity of both internal employees, external contractors and customers who may have access to sensitive material and also conduct transactions electronically.

▪           Non-Repudiation – PKI (Digital Certificates), long regarded as a form of Non-Repudiation is now vulnerable to Man-in-the-Browser attacks. This means that PKI can no longer guarantee the integrity of transactions and therefore can be challenged in a Court of Law where PKI is presented as a case for Non-Repudiation. VALid® has been designed to address the issue of Non-Repudiation through its multi-layered approach, which includes elements such as: Transaction Verification; Transaction Data Signing (cryptographically linking a One Time Passcode to the underlying transaction); Voice Biometrics (or OOB challenge/response); Customer Authorization (Voice Recording) and Geometric Transaction Analysis, to achieve the highest level of non-repudiation capability, presented to the customer in an intuitive and easy-to-use manner.

▪           Business Enabling – financial institutions cannot leverage the full power and cost effectiveness of the Internet as a Business Enabling/Self-Service medium because of security concerns. Certain transactions requiring branch or telephone banking, or the completion of paper-based forms with signatures (e.g. Address change), are considered too high risk for Internet deployment, and as a consequence these transactions continue to be processed manually resulting in high cost, inefficiencies, poor quality data and customer inconvenience. VALid®, through the combination of OOB Strong Mutual Authentication and Transaction Verification, provides the capability to securely automate today’s manual processes resulting in: dramatic cost savings; customer empowerment; increasing the consistency, accuracy, timeliness and security of transactions; and creating competitive advantage through market differentiation.

Consideration to Stockholders of ValidSoft

Pursuant to the SPAs, the Registrant acquired 100% of the outstanding capital stock of the Company from its stockholders for consideration consisting of 20% of the issued and outstanding common stock, no par value, of Registrant as of February 1, 2009 and warrants to purchase common stock of Registrant equal to (i) 20% of the issued and outstanding warrants of Registrant as of February 1, 2009 plus (ii) 20% of the issued and outstanding options of Registrant as of February 1, 2009.  As a result, the Registrant has issued a total of 10,235,739 shares and 3,829,487 warrants under the Agreement and the Registrant intends to rely on the exemptions from registration provided by Regulation D and Regulation S under the Securities Act of 1933, as amended (the “Act”).  Twenty-five percent (25%) of the foregoing consideration was placed into escrow and, in the event certain revenue milestones (as set forth the in the SPAs) have not been achieved, is subject to forfeiture and cancellation.

Also in connection with the SPAs, the shareholders of ValidSoft entered into lock-up agreements restricting the sale, transfer and disposition of the unregistered common stock owned by such shareholders (i) for a period of 2 years from Completion (as defined in the SPAs) with respect to the shareholders who participate in the management of the Registrant and (ii) for a period of 1 year from completion of the acquisition or 6 months from the Completion of a rights offering by Registrant, whichever is earlier, with respect to the non-management shareholders.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the acquisition described above, 10,235,739 shares of restricted common stock of the Registrant and 3,829,487 warrants to purchase 3,829,487 shares of common stock of Registrant, at an exercise price of $0.63 per share (subject to customary adjustments), were issued to the stockholders of ValidSoft.  The bases for the availability of the exemptions from registration pursuant to Regulation D and Regulation S include the following:

1.
Certain of the shareholders of Validsoft are not U.S. persons and are not acquiring the shares of common stock of the Registrant for the account or for the benefit of any U.S. person and it is not a U.S. person who purchased the shares of common stock in a transaction that did not require registration under the Act.

2.	Certain of the shareholders of Validsoft are U.S. persons and are “accredited investors” as defined in Rule 501 of Regulation D.

3.
The shareholders of Validsoft have consented to the certificate for the shares of common stock of the Registrant to contain a legend to the effect that transfer is prohibited and shareholders of Validsoft have agreed to resell such common stock only in accordance with the provisions of Rule 144 or Regulation S, as applicable, or pursuant to (i) registration under the Act or (ii) an available exemption from registration under the Act.

4.	The shareholders of Validsoft have agreed not to engage in hedging transactions with regard to such securities unless in compliance with the Act.

Item 9.01 Financial Statements and Exhibits

The financial statements of Validsoft Limited as required by Item 9.01(a) of Form 8-K and the pro-forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and information were excluded from the Current Report on Form 8-K filed on March 23, 2010, in reliance on Items 9.01(a)(4) and 9.01(b)(2), respectively, of Form 8-K, are filed herewith.

Item 9.01(a) - FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

The following audited financial statements of the Company are set forth below: (i) a consolidated balance sheet, (ii) a consolidated statement of operations and comprehensive income, (iii) a consolidated statement of stockholders’ equity, and (iv) a consolidated statement of cash flows, in each case for the period from April 1, 2007 through March 31, 2009, and (v) the notes to the financial statements for such period.

VALIDSOFT LIMITED
AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2009 AND 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:
Validsoft Limited

We have audited the accompanying consolidated balance sheets of Validsoft as of March 31, 2009 and 2008, and the related consolidated statements of operations and comprehensive loss, changes in stockholders’ equity (deficiency) and cash flows for the years ended March 31, 2009 and 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Validsoft as of March 31, 2009 and 2008 and the consolidated results of its operations, changes in stockholders’ equity (deficiency) and comprehensive loss and its cash flows for the years ended March 31, 2009 and 2008 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company incurred losses of $4,467,268 and $4,750,217 during the years ended March, 2009 and 2008, respectively, had working capital deficits of $1,937,418 and $553,585 as of March 31, 2009 and 2008, respectively, had accumulated deficits of $14,930,397 and $10,180,180 as of March 31, 2009 and 2008, respectively, and cash used in operations of $3,473,709 and $.4,160,058 for 2009 and 2008 respectively. These factors raise substantial doubt about its ability to continue as a going concern. The sale of all of the Company’s outstanding shares to Elephant Talk Communications Inc (the Registrant) is part of the effort of management plans to tackle the above concerns. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Nolan & Associates
Registered Auditors

Dublin, Ireland
June 2, 2010

VALIDSOFT LIMITED AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	March 31,	March 31,
	2009	2008

ASSETS

CURRENT ASSETS

Cash and cash equivalents	$102,211	$367,582
Accounts receivable, net of an allowance for doubtful accounts of $ 11,300 and $0 at March 31, 2009 and March 31, 2008 respectively	154,359	303,678
Prepaid expenses and other current assets	84,414	136,693
Total Current Assets	340,984	807,952

PROPERTY AND EQUIPMENT, NET	56,739	159,733

TOTAL ASSETS	$397,723	$967,685

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and customer deposits	$859,019	862,255
Accrued expenses and other payables	1,145,992	499,282
Advances from related parties	330,129	--
Total Current Liabilities	2,335,140	1,361,537

LONG TERM LIABILITIES
Convertible Loan	6,562,002	5,368,600
Total Long term Liabilities	6,562,002	5,368,600

Total Liabilities	8,897,142	6,730,137

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, no par value, 1,659,958 shares authorized, issued and outstanding as of March 31, 2009 and 2008	3,810,666	3,810,666
Accumulated other comprehensive income	2,620,311	607,062
Accumulated deficit	(14,930,397)	(10,180,180)
Validsoft Limited Stockholders' Equity	(8,499,420)	(5,762,452)

Total Stockholders' Equity	(8,499,420)	(5,762,452)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$397,723	$967,685

The accompanying notes are an integral part of these consolidated financial statements.

VALIDSOFT LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
FOR THE YEARS ENDED

	March 31,	March 31,
	2009	2008

REVENUES	$262,782	$650,188

COST AND OPERATING EXPENSES
Cost of sales	62,612	434,867
Selling, general and administrative expenses	4,717,337	4,556,016
Depreciation and amortization of intangibles assets	100,507	67,404
Total cost and operating expenses	4,880,455	5,058,286

LOSS FROM OPERATIONS	(4,617,673)	(4,408,098)

OTHER INCOME (EXPENSE)
Interest income	43	23
Interest expense	(246,862)	(171,514)
Total other income (expense)	(246,819)	(171,490)

LOSS BEFORE PROVISION FOR INCOME TAXES	(4,864,492)	(4,579,588)
Provision for income taxes	114,275	112,319
NET LOSS	(4,750,217)	(4,467,268)

OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation gain (loss)	2,013,249	607,062
	2,013,249	607,062

COMPREHENSIVE LOSS	$(2,736,968)	$(3,860,206)

The accompanying notes are an integral part of these consolidated financial statements.

VALIDSOFT AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)
FOR THE YEARS ENDED MARCH 31, 2009 AND 2008

Description	Common Shares	Common Amount	Other compre-hensive income (loss)	Accummulated Deficit	Total stock-holders Equity (Deficit)
Balance - March 31, 2007				(5,712,911)	(5,712,911)

Shares issued and sold in 2004	9,958	$1,786,613	$--	$--	$1,786,613
9% Cumulative Preference Shares b/f	1,650,000	2,024,053	--	--	2,024,053
Other comprehensive loss due to foreign exchange rate translation	--	--	607,062	--	607,062
Net Loss	--	--	--	(4,467,269)	(4,467,269)
Balance - December 31, 2008	1,659,958	$3,810,666	$607,062	$(10,180,180)	$(5,762,452)
Other comprehensive loss due to foreign exchange rate translation	--	--	2,013,249	--	2,013,249
Net Loss	--	--	--	(4,750,217)	(4,750,217)
Balance - December 31, 2009	1,659,958	$3,810,666	$2,620,311	$(14,930,397)	$(8,499,420)

The accompanying notes are an integral part of these consolidated financial statements.

VALISOFT LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED

	March 31,	March 31,
	2009	2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(4,750,217)	$(4,467,268)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	100,507	67,404
Provision for doubtful accounts	12,101	--
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	138,018	(180,950)
Decrease (Increase) in prepaid expenses, deposits and other assets	52,278	(63,751)
Increase (decrease) in accounts payable, proceeds from related parties and customer deposits	326,894	527,274
Increase (decrease) in accrued expenses and other payables	646,709	(42,766)
Net cash used in operating activities	(3,473,709)	(4,160,058)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(21,453)	(182,069)
Net cash used in investing activities	(21,453)	(182,069)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Convertible Loan 2	1,193,402	3,733,464
Net cash provided by financing activities	1,193,402	3,733,464

EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	2,036,389	699,937
NET DECREASE IN CASH AND CASH EQUIVALENTS	(265,371)	91,275
CASH AND CASH EQUIVALENTS, BEGINNING OF THE PERIOD	367,582	276,308
CASH AND CASH EQUIVALENTS, END OF THE PERIOD	$102,211	$367,583

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Cash paid during the period for interest	$146,716	$171,514

The accompanying notes are an integral part of these consolidated financial statements.

VALIDSOFT LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization and Nature of Operations

The Company

ValidSoft Limited was formed in October 2003 and is registered in Ireland with offices in Tullamore (Ireland), London (United Kingdom) and Sydney (Australia).

ValidSoft provides solutions to counter electronic fraud relating to card, the internet, and telephone channels. ValidSoft's solutions are at the cutting edge of the market and are used to verify the authenticity of both consumers and institutions (Mutual Authentication), and the integrity of transactions (Transaction Verification) for the mass market, in a highly cost effective and secure manner that is easy to use and intuitive.

Principles of Consolidation

The accompanying consolidated financial statements for March 31, 2009 and March 31, 2008 include the accounts of Validsoft Limited and its wholly-owned subsidiaries Validsoft UK Limited and Validsoft (Australia) Pty Limited.

Note 2. Financial Condition and Going Concern

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. The Company has an accumulated deficit of $14,930,397 at March 31, 2009, which included a net loss of $4,750,217 for the year ended March 31, 2009. The Company’s total current liabilities exceed its total current assets by $1,937,417 and the Company used cash in operations of $3,473,709. This raises a substantial doubt about the Company’s ability to continue as a going concern. In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying consolidated balance sheet is dependent upon continued operations of the company, which in turn is dependent upon the Company’s ability to raise additional capital, obtain financing and succeed in its future operations. The recent sale of all of the Company’s  outstanding capital to Registrant is part of these efforts. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 3. Significant Accounting Policies

Foreign Currency Translation

The functional currency is Euros for Validsoft Limited, British Pound Sterling for Validsoft UK Limited and Australian dollars for Validsoft (Australia) Pty Limited. The financial statements of the Company were translated to USD using period-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses, and capital accounts were translated at their historical exchange rates when the capital transaction occurred. In accordance with Accounting Standard Codification (“ASC”) 830, Foreign Currency Matters, (formerly known as Statement of Financial Accounting Standards (“SFAS”) No. 52), net gains and losses resulting from translation of foreign currency financial statements are included in the statements of shareholder’s equity as other comprehensive income (loss). Foreign currency transaction gains and losses are included in consolidated income (loss). The accumulated other comprehensive income as of March 31, 2009 and 2008 was $2,620,311 and $607,062, respectively. The foreign currency translation gain/(loss) for the years ended March 31, 2009 and 2008 was $2,013,249 and $607,062  respectively.

Use of Estimates

The preparation of the accompanying financial statements conforms with accounting principles generally accepted in the United States of America and requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates and assumptions.

Cash and Cash Equivalents

For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

Accounts Receivables, net

The Company’s customer base consists of a geographically dispersed customer base. The Company maintains an allowance for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these allowances. Allowances are recorded primarily on a specific identification basis. As of March 31, 2009 and 2008, the allowance for doubtful accounts was $11,300 and $ 0 respectively.

Revenue Recognition

The Company’s revenue recognition policies are in compliance with ASC 605, Revenue Recognition (“ASC 605”), (formerly, Staff Accounting Bulletin (“SAB 104”). Revenue is recognized only when the price is fixed or determinable, persuasive evidence of arrangement exists, the service is performed and the collectability of the resulting receivable is reasonably assured. The Company derives revenue from activities to provide strong authentication and transaction verification capabilities that allow organizations to quickly implement solutions that protect against certain of the latest forms of credit and debit card fraud, and on-line transaction and identity theft. Revenue represents amounts earned for services provided to customers, net of value added tax and inter-company revenue.

Reporting Segments

ASC 820, Segment Reporting, (Formerly SFAS No.131), defines operating segments as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performances. The Company allocates its resources and assesses the performance of its sales activities based upon geographic locations of its subsidiaries.

Some of these uncertainties arise as a consequence of revenue sharing and reimbursement arrangements among related entities, the process of identifying items of revenue and expenses that qualify for preferential tax treatment and segregation of foreign and domestic income and expense to avoid double taxation. We also assess temporary differences resulting from differing treatment of items, such as deferred revenue, for tax and accounting differences. These differences result in deferred tax assets and liabilities, which are included within our consolidated balance sheet. We may record a valuation allowance to reduce our deferred tax assets to the amount of future tax benefit that is more likely than not to be realized. Although we believe that our estimates are reasonable and that we have considered future taxable income and ongoing prudent and feasible tax strategies in estimating our tax outcome and in assessing the need for the valuation allowance, there is no assurance that the final tax outcome and the valuation allowance will not be different than those that are reflected in our historical income tax provisions and accruals.

ASC 740 prescribes a recognition threshold and measurement methodology to recognize and measure an income tax position taken, or expected to be taken, in a tax return. The evaluation of a tax position is based on a two-step approach. The first step requires an entity to evaluate whether the tax position would “more likely than not” be sustained upon examination by the appropriate taxing authority. The second step requires the tax position be measured at the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement. In addition, previously recognized benefits from tax positions that no longer meet the new criteria would be derecognized.

Comprehensive Income/(Loss)

Comprehensive income (loss) includes all changes in equity during a period from non-owner sources. Other comprehensive income refers to gains and losses that under accounting principles generally accepted in the United States are recorded as an element of shareholders’ equity but are excluded from net income. For March 31, 2009 and March 31, 2008, the Company’s comprehensive income/(loss) consisted of its net loss and foreign currency translation adjustments.

Property and Equipment

Property and equipment are initially recorded at cost. Additions and improvements are capitalized, while expenditures that do not enhance the assets or extend the useful life are charged to operating expenses as incurred.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities recorded at fair value in the consolidated balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair value. The fair value hierarchy distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level Input:	Input Definition:

Level I	Inputs are unadjusted, quoted prices for identical assets or liabilities in active markets at the measurement date.

Level II	Inputs, other than quoted prices included in Level I, that are observable for the asset or liability through corroboration with market data at the measurement date.

Level III	Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date.

The carrying value of the Company’s financial assets and liabilities, including cash and cash equivalents, accounts payable and accrued liabilities, are carried at historical cost basis and approximate fair value because of the short-term nature of these instruments.

Recently Issued Accounting Pronouncements

In May 2009, the FASB issued new guidance for accounting for subsequent events. The new guidance, which is now part of ASC 855-10, “Subsequent Events” (“ASC 855-10”) (formerly, SFAS No. 165) is consistent with existing auditing standards in defining subsequent events as events or transactions that occur after the balance sheet date but before the financial statements are issued or are available to be issued, but it also requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. The new guidance defines two types of subsequent events: “recognized subsequent events” and “non-recognized subsequent events.” Recognized subsequent events provide additional evidence about conditions that existed at the balance sheet date and must be reflected in the company’s financial statements. Non-recognized subsequent events provide evidence about conditions that arose after the balance sheet date and are not reflected in the financial statements of a company. Certain non-recognized subsequent events may require disclosure to prevent the financial statements from being misleading. The new guidance was effective on a prospective basis for interim or annual periods ending after June 15, 2009. We adopted the provisions of ASC 855-10 as required.

In June 2009, the FASB issued new guidance which is now part of ASC 105-10, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles” (ASC 105-10) (formerly Statement of Financial Accounting Standards No. 168), establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with generally accepted accounting principles. ASC 105-10 is effective for interim and annual periods ending after September 15, 2009. The adoption of ASC 105-10 did not have a material impact on the Company’s consolidated financial statements.

Note 4. Prepaid expenses and other current assets

Prepaid expenses and other current assets recorded as $84,414 as of March 31, 2009, compared with $136,693 as of March 31, 2008.

The amounts comprise prepaid Value Added Tax (“VAT”) and other SG&A.

Note 5. Property & Equipment

Property and equipment at March 31, 2009 and March 31, 2008 consist of:

	Average Estimated Useful Lives	March 31, 2009	March 31, 2008
Furniture, fixtures and equipment	2	313,593	379,619
		313,593	379,619
Less: accumulated depreciation		256,854	219,886
		$56,739	$159,733
Total depreciation expense for the year ended March 31, 2009 and 2008 was $100,507 and $67,404 respectively.

Note 6. Accrued Expenses

As of March 31, 2009 and March 31, 2008, the accrued expenses comprised of the following:

	March 31,	March 31,
	2009	2008
Accrued Selling, General & Administrative expenses	$349,458	$305,865
Accrued taxes	280,834	193,417
Accrued interest payable	515,700	-
Total accrued expenses	$1,145,992	$499,282

Note 7. Convertible Loan

Convertible Loan 1
A total of €4,000,000 has been received by the company as payment of the subscription price for Convertible Shares under a Supplemental Convertible Share Subscription and Shareholders Agreement dated 17th February 2007. This agreement provides for a maximum subscription of 4,000,000 Convertible shares at €1.00 per share. Under this agreement the Company shall issue to subscribers fully paid Convertible Shares not later than three years from receipt of the first payment by the company.

The principal convertible loan amount to €4,000,000 and is subject to re-valuation, the current outstanding amount is $5,282,086 as of March 31, 2009.

Convertible Loan 2
During the fiscal year 1 April 2008 to 31 March 2009 the Company invited shareholders to subscribe to a Convertible Loan for a minimum amount of €1,000,000 and a maximum of €1,200,000. An amount of € 969,256 was received up to March 31, 2009.
This loan is subject to interest at 15% per annum until repaid or converted into shares.

The principal convertible loan amount to €969,256 and is subject to re-valuation, the current outstanding amount is $1,279,922 as of March 31, 2009.

Note 8. Advances from Related Party

On February 23, 2009, Elephant Talk Communications entered into a loan agreement with an interest rate of 13% with the Company. Elephant Talk Communications agreed to lend to us the sum of €250,000 ($ 330,129). The proceeds were made available to the Company on February 26, 2009. Subsequent to report date this loan was converted into the unsecured bridging loan agreements. The interest payable equals 1.5% above the REFI rate of European Central Bank as varied from time to time. The Company has recorded $2,938 and $0 in interest expense on loans payable as of March 31, 2009 and March 31, 2008.

Note 9. Stockholders’ Equity

(A) Common Stock

The Company is presently authorized to issue 9,958 shares of no par value Common Stock. The Company had 9,958 common shares issued and outstanding as of March 31, 2009.

The holders of the Preference Shares are entitled, in priority to any payment of dividend on any other class of shares in the Company, to be paid annually a fixed cumulative preferential dividend on the amount paid up (including any share premium). Dividends are payable at rate of 9% on 1,300,000 shares and at the rate of 3% on 350,000 shares. At March 31, 2009 the cumulative amount unpaid dividend is $ 515,700.

Note 10. Commitments

As of March 31, 2009 commitments of the Company relating to operational leases.

March 31, 2009	$221,000
March 31, 2010	221,000
March 31, 2011	221,000
March 31, 2012	221,000
March 31, 2013	221,000
Total	$1,105,000

Note 11. Segment Information

The following table presents a summary of operating information and certain year-end balance sheet information for the years ended March 31, 2009 and 2008, respectively.

 For the year ended March 31, 2009

	Ireland	United Kingdom	Australia	Consolidated Total

Revenues	198,722	26,058	38,003	262,782

Operating income (loss)	-2,827,164	-2,096,356	59,028	-4,864,492

Identifiable assets	243,595	152,498	1,631	397,723

Depreciation and amortization	74,512	25,088	908	100,507

Capital expenditure	19,068	0	2,384	21,453

For the year ended March 31, 2008

	Ireland	United Kingdom	Australia	Consolidated Total

Revenues	650,188	0	0	650,188

Operating income (loss)	-2,544,649	-2,058,993	24,055	-4,579,588

Identifiable assets	664,548	282,859	20,279	967,685

Depreciation and amortization	25,368	41,452	583	67,404

Capital expenditure	148,080	30,789	3,199	182,069

Note 12. Subsequent Events

The Company has evaluated subsequent events through June 1, 2010, the date the unaudited carve out interim financial statements as of and for the three months ended March 31, 2010 included elsewhere in this filing were issued and has disclosed such items in this footnote as follow:

During the period 1 April 2010 – 1 June 2010, the Company received loans from Registrant for working capital purposes for a total amount of $525,280 (the  €- rate versus $- rate of June 1, 2010 was 1,2276).

ITEM 9.01(b) - PROFORMA FINANCIAL INFORMATION

The following pro forma financial statements, of the Registrant and the Company are set forth below: Consolidated (Unaudited) Condensed Pro Forma Balance Sheet of the Registrant and the Company as of March 31, 2010, Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the year ended March 31, 2010 and the year ended December 31, 2009.

PRO FORMA FINANCIAL STATEMENTS

The following consolidated condensed pro forma balance sheet reflects the financial position of the Registrant as of March 31, 2010 and the consolidated condensed pro forma statements of income for the Registrant for the year ended December 31, 2009 and for the three months period ended March 31, 2010. The equity investment was actually consummated on March 17, 2010 whereby the financials of the Company are consolidated in the Registrants’ financial statements as of 1 April 2010.

These financial statements are presented for informational purposes only and do not purport to be indicative of the financial position that would have resulted if the equity investment had been consummated at each company's end of period. The pro forma financial statements should be read in conjunction with the Registrant’s financial statements and related notes thereto contained in the Registrant’s SEC quarterly and annual filings (including its Current Reports on Form 8-K filed with the Commission in connection with the equity investment) and Validsoft Limited’s financial statements and related notes thereto contained elsewhere in this Form 8-K/A.

A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information.

The following Pro Forma Statement of Operations and Financial Condition have been derived from the audited financial statements of Elephant Talk Communications Inc. for the fiscal year ended December 31, 2009 and the unaudited financial statements of Validsoft Limited for the year ended December 31, 2009, respectively.

The Pro Forma Statement of Operations and Financial Condition should be read in conjunction with the audited Financial Statements of Elephant Talk Communications, Inc., , the unaudited Financial Statements of Validsoft and the Notes to the consolidated financial statements. The Pro Forma Statements do not purport to represent what the Company's results of operations and financial conditions would actually have been if the acquisition of Validsoft had occurred on the date indicated or to project the company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based upon available information and the assumption set forth in the foot notes below, which management believes are reasonable.

ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARIES
PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 2009

		Elephant
	Validsoft	Communications	Pro Forma		Pro Forma
	Limited	Inc.	Adjustments	Notes	Combined

Net Revenue	$138,384	$43,650,957	$--		$43,789,341

Cost of revenue	--	41,452,639	--		41,452,639

Gross profit	138,384	2,198,318	--		2,336,702

Operating expenses	4,320,332	12,738,264	--		17,058,596

Loss from operations	(4,181,948)	(10,539,946)	--		(14,721,894)

Non-operating income (expenses), minority interest and income tax	(201,437)	(6,759,938)	--		(6,759,938)

Net income (loss)	$(3,980,511)	$(17,299,884)	$--		$(21,280,395)

ELEPHANT TALK COMMUNICATIONS, INC. AND SUBSIDIARIES
PRO FORMA STATEMENT OF FINANCIAL CONDITION (UNAUDITED)
FOR THE YEAR ENDED MARCH 31, 2010

The following Pro Forma Statement of financial condition has been derived from the unaudited financial statements of Validsoft Limited and subsidiaries (A) as of March 31, 2010 and the unaudited financial statements of Elephant Talk Communication Inc., as of March 31, 2010.

	Validsoft	Communications	Pro forma		Pro forma
	Limited	Inc.	Adjustments	Note	Combined

ASSETS

CURRENT ASSETS

Cash and cash equivalents	$38,328	$792,247			$830,575
Restricted cash	--	190,720			190,720
Accounts receivable, net - third party	343,807	5,846,710			6,190,517
Accounts receivable, net - related party					-
Prepaid expenses and other current assets	157,327	3,550,218	(2,303,089)	A	1,404,456
Total Current Assets	539,462	10,379,895	(2,303,089)		8,616,268

LONG TERM DEPOSITS	--	309,506			309,506

DEFERRED FINANCING COSTS	-	5,069,624			5,069,624

PROPERTY AND EQUIPMENT, NET	2,850	7,104,735			7,107,585

GOODWILL	-	-	11,284,906	B	11,284,906

INTANGIBLE ASSETS, NET	-	3,526,323	13,901,127		17,427,450

LONG TERM ASSETS		21,379,514	(21,379,514)	B	-

TOTAL ASSETS	$542,312	$47,769,597	1,503,430		$49,815,339

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Overdraft	$-	$354,093			$354,093
Accounts payable and customer deposits	527,119	6,633,260			5,809,211
Deferred revenue	--	--			-
Accrued expenses and other payables	3,821,712	3,476,079	(2,303,089)	A	4,994,702
Shares to be issued	--	18,000			18,000
Advances from related parties	--	2,489,175			2,489,175
Loans payable	--	879,447			879,447
Total Current Liabilities	4,348,831	13,850,054	(2,303,089)		15,895,796

LONG TERM LIABILITIES
Loan from related party	-	441,546			441,546
Convertible 12% secured note	-	15,255			15,255
Warrant liabilities	-	32,510,197			32,510,197
Conversion feature	-	3,204,151			3,204,151
Total Long term Liabilities	-	36,171,149	-		36,171,149

Total Liabilities	4,348,831	50,021,203	-2,303,089		52,066,945

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock	11,598,038	71,625,727	(11,598,038)	B	71,625,727
Accumulated other comprehensive income	3,226,725	615,111	(3,226,725)	B	615,111
Retained earnings	(18,631,282)	(74,673,270)	18,631,282	B	(74,673,270)
Elephant Talk Comunications, Inc. Stockholders' Equity	(3,806,519)	(2,432,432)	3,806,519		(2,432,432)

NON-CONTROLLING INTEREST	-	180,826			180,826
Total Stockholders' Equity	(3,806,519)	(2,251,606)	3,806,519		(2,251,606)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$542,312	$47,769,597	1,503,430		$49,815,339

		Elephant Talk
	Validsoft	Communications	Pro forma		Pro forma
	Limited	Inc.	Adjustments	Note	Combined

REVENUES	$62,426	$9,943,765			10,006,191

COST AND OPERATING EXPENSES
Cost of service	-	9,373,888			9,373,888
Selling, general and administrative expenses	938,436	1,905,350			$2,843,786
Non cash compensation to officers, directors and employees	-	540,913			540,913
Depreciation and amortization of intangibles assets	-	844,694			844,694
Total cost and operating expenses	938,436	12,664,845	-		13,603,281

LOSS FROM OPERATIONS	(876,010)	(2,721,080)	0		(3,597,090)

OTHER INCOME (EXPENSE)
Interest income	-	32,599	(10,704)	C	21,895
Interest expense	(38,599)	(446,540)	10,704	C	(474,435)
Interest expense related to amortization of debt discount on promissory notes		(1,326,919)			(1,326,919)
Change in fair value of warrant liabilities		(7,347,911)			(7,347,911)
Amoritization of deferred financing costs		(527,846)			(527,846)
Total other income (expense)	(38,599)	(9,616,617)	0		(9,655,216)
					-
LOSS BEFORE PROVISION FOR INCOME TAXES	(914,609)	(12,337,697)			(13,252,306)
Provision for income taxes	-	(800)	-		$(800)
NET LOSS BEFORE NONCONTROLLING INTEREST	(914,609)	(12,338,497)			(13,253,106)
Net (loss) income attributable to noncontrolling interest	-	(498)			-498
NET LOSS	(914,609)	(12,338,995)			(13,253,604)

OTHER COMPREHENSIVE (LOSS) INCOME					$-
Foreign currency translation gain (loss)	190,063	(521,786)			(331,723)
	190,063	(521,786)			(331,723)
					-
COMPREHENSIVE LOSS	$(724,546)	$(12,860,781)			(13,585,327)

NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1. Significant Accounting Policies

Upon consummation of the acquisition, the Company reviewed Elephant Talk’s accounting policies. As a result of that review, the Company may identify differences between the accounting policies of the two companies that, when conformed, could have a material impact on the combined financial statements. At this time, the Company is not aware of any differences that would have a material impact on the combined financial statements. The unaudited pro forma combined financial statements do not assume any differences in accounting policies.

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurement” (SFAS No. 157). Effective July 1, 2009, this standard was incorporated into the Financial Accounting Standards Board Accounting Standard Codification (ASC) Section 820, Fair Value Measurements and Disclosures (FASB ASC 820). FASB ASC 820 does not require new fair value measurements, but provides guidance on applying fair value and expands required disclosures. FASB ASC 820 is effective for the Company beginning in fiscal 2008, for fair value measurements of financial assets and financial liabilities and for fair value measurements of nonfinancial items that are recognized or disclosed at fair value in the financial statements on a recurring basis, and is effective beginning in fiscal 2009, for fair value measurements of nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value in the financial statements on a nonrecurring basis. The Company’s fair value measurement required under FASB ASC 820 is included in the unaudited pro forma consolidated financial statements.

In December 2007, the FASB issued FASB Statement No. 141(R), Business Combinations, and FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements – an amendment to ARB No. 51. In April 2009, the FASB issued FSP FAS 141(R)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies, which amends and clarifies FASB 141 (R) to address application issues on initial recognition and measurement, subsequent measurement and disclosure of assets and liabilities arising from contingencies in a business combination. Effective July 1, 2009, SFAS No.141(R) and FSP FAS 141(R)-1 were incorporated into the ASC Section 805, Business Combinations (FASB ASC 805) and SFAS No.160 was incorporated into the ASC Section 810, Consolidation (FASB ASC 810). FASB ASC 805 and 810 require most identifiable assets, liabilities, noncontrolling interests, and goodwill acquired in a business combination to be recorded at “full fair value” and require noncontrolling interests (previously referred to as minority interests) to be reported as a component of equity, which changes the accounting for transactions with noncontrolling interest holders. Both Statements are effective for periods beginning on or after December 15, 2008, and earlier adoption is prohibited. FASB ASC 805 will be applied to business combinations occurring after the effective date. FASB ASC 805 and ASC 810 will be applied prospectively.

2. Pro Forma Adjustments

(A) Elimination of inter-company advances between Validsoft Limited and Elephant Talk Communications, Inc.

(B) Elimination of equity of Validsoft Limited by Elephant Talk Communications, Inc., eliminate pre-acquisition retained earnings and adjustment of Validsoft Limited at management’s estimate.

(C) Elimination of inter-company intrest between Validsoft Limited and Elephant Talk Communications, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEPHANT TALK COMMUNICATIONS, INC.

June 2, 2010	By	/s/ Steven van der Velden
Steven van der Velden
President and Chief Executive Officer (Principal Executive Officer)

June 2, 2010	By	/s/ Mark Nije
Mark Nije
Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1	Sale and Purchase Agreement, dated March 17, 2010, by and among Elephant Talk Communications, Inc. and the shareholders of ValidSoft Limited other than Enterprise Ireland.* (1) (2)

10.2	Sale and Purchase Agreement, dated March 17, 2010, by and between Elephant Talk Communications, Inc. and Enterprise Ireland.* (1) (2)

* Filed in connection with Registrant’s Current Report on Form 8-K dated March 23, 2010.

(1) The text of this Current Report is qualified in its entirety by the text of these documents.

(2)  Portions of these documents have been omitted based on a request for confidential treatment submitted to the SEC. The unredacted document has been separately filed with the SEC. The redacted information is confidential information of the Registrant, ValidSoft and the shareholders of ValidSoft.